UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 8, 2005

PATRIOT MOTORCYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-75791	13-3961109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Calle Negocio, Suite A, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 448-0434

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

On July 8, 2005, Patriot Motorcycle Corporation (“Patriot”) entered into Exclusive Distribution Agreement (the “Agreement”) with Yamoto Motor Corporation, a California corporation (“Yamoto”) for world-wide distribution rights to be the sole distributor of all off-road motorcycles and all terrain vehicles, as well as other products (collectively, the “Products”), that are marked and sold by Yamoto which are manufactured by Chongqing Huansong Industries (Group) Co. Ltd., a Chinese corporation (“Chongqing” and f/k/a Chongqing Wangguan Motorcycle Industry Co. Ltd.). Under the terms of the Agreement, Patriot shall use its best efforts to purchase minimum of 20,000 units of Products annually. This minimum annual unit volume will be reduced if there are any manufacturing, engineering or other product defects found with the Products. In the event that Patriot fails to reach the minimum annual unit volume during any annual period, then Patriot may make up the difference during the following annual period.

Concurrently with the execution of the Agreement, Patriot and Yamoto entered into a Trademark Assignment Agreement whereby the Patriot assigned 50% ownership in the Yamoto by Patriot™ (the “Mark”) and the parties agreed to co-brand the mark in connection with the Agreement.

The parties also agreed that if Yamoto’s current distribution agreement with Chongqing expires, or is otherwise terminated at any time prior to December 31, 2040, then Patriot has the right, in its sole discretion, to (i) purchase from Yamoto its ownership interest in the Mark at fair market value, but in no event less than $5,000,000 and (ii) purchase Products directly from Chongqing.

A copy of the Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

On July 13, 2005, Patriot issued a press release announcing the Agreement. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Exclusive Distribution Agreement dated July 8, 2005 by and between Patriot Motorcycle Corporation and Yamoto Motor Corporation

99.1	Press release of Patriot Motorcycle Corporation dated July 13, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT MOTORCYCLE CORPORATION

July 13, 2005	/s/ David M. Gernak
David M. Gernak
Chief Financial Officer and Treasurer

3

EXHIBIT INDEX

Exhibit Number	Description
10.1	Exclusive Distribution Agreement dated July 8, 2005 by and between Patriot Motorcycle Corporation and Yamoto Motor Corporation

99.1	Press release of Patriot Motorcycle Corporation dated July 13, 2005.

4